Exhibit 99.2

Investor Presentation | Q4 2020 atlanticcapitalbank.com NASDAQ TICKER: ACBI

atlanticcapitalbank.com Forward-Looking Statements Disclaimer and Non-GAAP Financial Information 2 This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “strive,” “projection,” “would,” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates, and projections about our industry, management’s beliefs, and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: The impact of the COVID-19 pandemic and the responses of governmental authorities on our operations, including declines in credit quality, strains on capital and liquidity, fluctuations in our payment processing business, and declines in deposits; our strategic decision to focus on the greater Atlanta market may not positively impact our financial condition in the expected timeframe, or at all; costs associated with our growth and hiring initiatives in the Atlanta market area; risks associated with increased geographic concentration, borrower concentration and concentration in commercial real estate and commercial and industrial loans resulting from our exit of the Tennessee and northwest Georgia markets and our strategic realignment; our strategic decision to increase our focus on SBA and franchise lending may expose us to additional risks associated with these types of lending, including industry concentration risks, our ability to sell the guaranteed portion of SBA loans, the impact of negative economic conditions on small businesses’ ability to repay the non-guaranteed portions of SBA loans, and changes to applicable federal regulations; risks associated with our ability to manage the planned growth of our payment processing business, including evolving regulations, security risks, and unforeseen increases in transaction volume resulting from changes in our customers’ businesses and changes in the competitive landscape for payment processing; changes in asset quality and credit risk; the cost and availability of capital; customer acceptance of our products and services; customer borrowing, repayment, investment and deposit practices; the introduction, withdrawal, success and timing of business initiatives; the impact, extent, and timing of technological changes; severe catastrophic events in our geographic area; a weakening of the economies in which we conduct operations may adversely affect our operating results; the U.S. legal and regulatory framework could adversely affect the operating results of the Company; the interest rate environment may compress margins and adversely affect net interest income; our ability to anticipate or respond to interest rate changes correctly and manage interest rate risk presented through unanticipated changes in our interest rate risk position and/or short- and long-term interest rates; changes in trade, monetary and fiscal policies of various governmental bodies and central banks could affect the economic environment in which we operate; our ability to determine accurate values of certain assets and liabilities; adverse developments in securities, public debt, and capital markets, including changes in market liquidity and volatility; unanticipated changes in our liquidity position, including but not limited to our ability to enter the financial markets to manage and respond to any changes to our liquidity position; the impact of the transition from LIBOR and our ability to adequately manage such transition; adequacy of our risk management program; increased competitive pressure due to consolidation in the financial services industry; risks related to security breaches, cybersecurity attacks, and other significant disruptions in our information technology systems; and other risks and factors identified in our most recent annual report on Form 10-K and our other reports filed with or furnished to the Securities and Exchange Commission (“SEC”) from time to time. Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures common to GAAP financial measures. Atlantic Capital management uses non-GAAP financial measures, including: (i) taxable equivalent net interest income, (ii) taxable equivalent net interest margin, (iii) tangible book value per share, (iv) tangible common equity to tangible assets; (v) pre-provision net revenue, (vi) allowance for credit losses to loans held for investment excluding PPP, and (vii) allowance for loan losses to loans held for investment excluding PPP. Tangible common equity excludes goodwill from shareholders’ equity. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies.

atlanticcapitalbank.com Q4 2020 Overview 3 Performance Highlights During Pandemic Pandemic Business Environment Update Credit Update • Produced four quarters of solid operating performance and strong year over year growth in PPNR. • Grew loans, excluding PPP repayments and forgiveness, 21% on a linked quarter basis and 10% year over year. • Reported another quarter of strong growth in core relationships deposits and service charge income. • Reduced deposit costs to 0.16% in the fourth quarter. • Repurchased 823,000 shares totaling $11.5 million at an average price of $13.98. • Loan deferrals remained below 1% of total loans reflecting resilient borrower performance and optimism. • Loan pipelines recovered strongly during the fourth quarter as clients made plans for new investment. • Treasury management and payment processing business growth remained strong. • Processed $40 million of PPP forgiveness applications during the fourth quarter. • Began accepting applications for round two of PPP loans. • Overall credit quality remained steady with limited charge-offs and non-accruals. • Allowance for credit losses remained robust at 1.55% of loans (1.70% excluding PPP loans). • Loan deferrals remained under 1% of loans, with no transitions to non-accrual as of 12/31/2020. • Annualized net charge-offs totaled 0.05% in the quarter. • Non-performing assets remained at low levels totaling 0.13% of totals assets.

Financial Highlights
Continuing Operations

Atlantic Capital

	METRICS	Q4 2020	Q3 2020	Q4 2019	Change vs Q3 2020[6]		Change vs Q4 2019	
Income[1]	Diluted EPS	$ 0.48	$ 0.40	$ 0.32	$ 0.08	80%	$ 0.16	50%
	Pre-provision net revenue (PPNR) [2]	12.8	10.9	10.0	2.0	73%	2.8	28%
Balance Sheet[3]	Total loans held for investment (period-end)	$ 2,249	$ 2,188	$ 1,874	$ 61	11%	$ 375	20%
	Total loans excluding PPP loans	2,057	1,956	1,874	101	21%	183	10%
	Total deposits (quarterly average)	2,874	2,472	2,146	402	65%	728	34%
	average)	977	855	718	122	57%	259	36%
Performance Measures	Tangible book value per common share [4]	$ 15.62	$ 15.11	$ 14.09	$0.51		$1.53	
	Net interest margin [5]	2.91 %	3.14 %	3.38 %	(23 bps)		(47 bps)	
	Efficiency ratio	51.30	56.61	57.57	(531 bps)		(627 bps)	
Capital Ratios	Tangible common equity to tangible assets	8.86 %	11.03 %	10.61 %	(217 bps)		(175 bps)	
	Leverage ratio	8.9	9.9	11.0	(100 bps)		(210 bps)	
	Total risk based capital	16.1	16.9	15.0	(80 bps)		110 bps	

[1] On April 5, 2019, Atlantic Capital completed the sale to FirstBank of its Tennessee and northwest Georgia banking operations, including 14 branches and the mortgage business. The banking business and branches subsequently sold to FirstBank are reported as discontinued operations. Income in millions except Diluted EPS. [2] Pre-provision net revenue (PPNR) is calculated as the sum of taxable equivalent net interest income and noninterest income less noninterest expense (except provision for credit losses). Dollars in millions. For a reconciliation of this non-GAAP financial measure, see slides 34-35. [3] Dollars in millions. [4] Amounts are estimates as of December 31, 2020. [5]Taxable equivalent. Please see reconciliation on slides 34-35 for more details. [6] Percentage changes are annualized.

atlanticcapitalbank.com

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atlanticcapitalbank.com $688 $790 $944 $1,063 $1,119 $1,107 $1,077 $1,134 $622 $605 $653 $686 $678 $662 $656 $681 $61 $88 $103 $111 $136 $182 $223 $242 $144 $234 $232 $192 $1,519 Commercial Lending Focus 5 Loans from Continuing Operations Loan yield Residential 2% Construction & Land 6% Commercial Real Estate 21% Consumer & Other 8% Commercial(1) CRE(2) Other(3) Mortgage Warehouse 3.79% 4.27% 5.01% 5.26% 4.77% 3.87% 3.82% 3.89% $1,515 $1,728 Dollars in millions. Prior periods have been retrospectively adjusted for the impact of discontinued operations. (1) Commercial loans include commercial and industrial and owner occupied CRE loans. (2) CRE loans include non-owner occupied and construction and land. (3) Other loans include residential mortgages, home equity, consumer and other loans. $1,874 12/31/16 12/31/17 12/31/18 12/31/19 3/31/20 6/30/20 9/30/20 12/31/20 C&I 34% Fixed 41% PPP $1,933 $2,185 PPP 9% Floating 50% PPP 9% Loan yield excluding PPP loans $2,188 Owner-occupied CRE 17% Multifamily 3% $2,249 • Loan production momentum returned in Q4 2020. • Loan growth excluding PPP loans: • Year-over-year: 10% • Linked-quarter: 21% annualized • Processed $42 million of PPP forgiveness applications during the quarter. Highlights 4.09% 3.95% 3.86%

atlanticcapitalbank.com 28% 32% 33% 33% 32% 34% 35% 34% 56% 56% 61% 61% 62% 59% 56% 55% 1% 1% 1% 1% 2% 4% 7% 8% 15% 4% 3% 3% 3% 11% 5% Strong Core Deposit Franchise 6 Average Deposits from Continuing Operations Dollars in millions Deposit figures represent average balances. Prior periods have been retrospectively adjusted for the impact of discontinued operations. DDA NOW, Money Market & Savings Time $1,540 $1,633 Deposit cost $1,419 $1,805 0.28% 0.38% 0.52% 0.77% 0.75% 0.22% 0.19% 0.16% $2,410 $2,255 2016 2017 2018 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Brokered 5% $2,472 Highlights • Continued strong growth in deposits: • Q4 2020 vs Q4 2019: 34% • Q4 2020 vs Q3 2020: 65% annualized • Q4 2020 includes the seasonal increase in deposits along with additional growth from most of our lines of business. • Growth in treasury management and processing relationships has resulted in strong DDA growth. • 34% of total deposits • Q4 2020 vs Q4 2019: 36% • Q4 2020 vs Q3 2020: 57% annualized • The growth in time deposits was generated from a fintech partnership. • The cost of interest bearing deposits decreased 0.03% to 0.25% in Q4 2020. $2,874

Financial Update:
Q4 2020 Income Summary

Atlantic Capital

	Q4 2020	Q3 2020	Q4 2019	Change vs Q4 19
Net interest income[1]	$ 22,989	$ 22,063	$ 20,734	11%
Provision for credit losses	481	28	787	-39%
Noninterest income	3,016	2,504	2,679	13%
Noninterest expense	13,164	13,713	13,382	-2%
Income before taxes	12,360	10,826	9,244	34%
Income tax expense	2,410	2,208	2,104	15%
Net income from continuing operations	**$ 9,950**	**$ 8,618**	**$ 7,140**	**39%**
Diluted EPS - continuing operations	$ 0.48	$ 0.40	$ 0.32	50%
Pre-provision net revenue (PPNR)[2]	**$ 12,841**	**$ 10,854**	**$ 10,031**	**28%**

Q4 2020 Highlights[3]

- Net interest income benefitted from strong balance sheet growth along with income from PPP loans.
- Noninterest income increased from higher service charge income and an increase in SBA income.
- Lower expenses driven by a decrease in salaries & benefits and decrease in other noninterest expense.

Dollars in thousands except EPS.

[1]Net interest income is taxable equivalent and a non-GAAP financial measure. Please see reconciliation on slides 34-35 for more details.

[2] Pre-provision net revenue (PPNR) is calculated as the sum of taxable equivalent net interest income and noninterest income less noninterest expense (except provision for credit losses). Dollars in thousands. For a reconciliation of this non-GAAP financial measure, see slides 34-35.

[3]Q4 2020 results compared to Q3 2020 results.

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atlanticcapitalbank.com Net Interest Margin 8 NIM by Quarter(1) Net Interest Income by Quarter(1) Dollars in thousands Income and margin from continuing operations (1)Net interest income and net interest margin are taxable equivalent and are non-GAAP financial measures. Taxable equivalent net interest income is used in calculating taxable equivalent net interest margin. Please see reconciliation on slides 34-35 for more details. $20,734 $21,203 $21,289 $20,475 $20,685 $696 $1,588 $2,304 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 3.38% 3.41% 3.23% 3.14% 2.91% 3.38% 3.41% 3.35% 3.18% 2.81% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Net interest margin Net interest margin excl. PPP Net interest income (excl. PPP) PPP interest income • Round one PPP loan forgiveness in Q4 2020 benefitted the net interest margin by 10 bps. • The impact of excess cash balances from strong deposit growth in Q4 2020 negatively impact the net interest margin by approximately 30 bps.

atlanticcapitalbank.com Balance Sheet Liquidity Average Loan / Deposit Ratio 92% 87% 84% 88% 89% 77% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Average Interest Bearing Deposits in Other Banks $174,589 $177,063 $129,989 $136,459 $435,939 • Atlantic Capital’s liquidity position improved significantly in Q4 2020. Benefitting from: • Year-end seasonal deposit growth • Strong deposit growth across most lines of business • Liquidity is expected to remain strong in 2021 even as deposit growth is anticipated to moderate. 9 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Dollars in thousands

atlanticcapitalbank.com Paycheck Protection Program (PPP) Update 10 Dollars in thousands PPP - Round 1 • Funded 830 loans totaling $234 million. • Collected $7.3 million in fees amortized over the life of the loan. • As of December 31, 2020, $40 million in loans (84 loans) have been forgiven. • $4.3 million in fees still to be recognized. PPP - Round 2 • Began accepting applications on January 17th. • Similar to round 1, focused on supporting existing clients. Period Ending Balance Average Balance Interest Income Fee Income Total Income Total Yield Q2 2020 $ 234,049 $ 184,357 $ 479 $ 217 $ 696 1.52% Q3 2020 $ 231,834 $ 233,082 $ 584 $ 1,005 $ 1,589 2.71% Q4 2020 $ 192,160 $ 217,368 $ 546 $ 1,758 $ 2,304 4.22%

atlanticcapitalbank.com Q4 Highlights(2) Disciplined Expense Management 11 Dollars in thousands (1) Continuing operations (2)Q4 2020 results compared to Q3 2020 results Noninterest Expense and Efficiency Ratio by Year(1) Noninterest Expense(1) Q4 2020 Q3 2020 Q4 2019 Salaries and employee benefits 8,437 $ 8,850 $ 8,500 $ (63) $ (1%) Occupancy 767 739 838 (71) (8%) Equipment and software 969 826 769 200 26% Professional services 686 562 577 109 19% Communications and data processing 789 757 1,066 (277) (26%) FDIC 241 213 - 241 Other noninterest expense 1,275 1,766 1,632 (357) (22%) Noninterest expense 13,164 $ 13,713 $ 13,382 $ (218) $ (2%) Year-over-Year change $50,099 $52,834 $49,991 $53,108 $52,659 76.3% 70.4% 57.9% 58.0% 54.1% 2016 2017 2018 2019 2020 Noninterest Expense and Efficiency Ratio by Quarter(1) $13,382 $12,877 $12,904 $13,713 $13,164 57.6% 55.0% 53.8% 56.6% 51.3% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Noninterest Expense Efficiency Ratio • Salaries and employee benefits decreased $413,000 due to an increase in loan production salary cost deferrals and a decrease in incentive compensation. • The decrease in other noninterest expense included the recovery of $290,000 of the $470,000 in Q3 2020 losses on customer accounts.

atlanticcapitalbank.com Strong Capital Position 12 15.0% 14.9% 14.8% 16.9% 16.1% 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 Total Risk Based Capital Ratio(2) Tangible Common Equity Ratio(1) (1)For a reconciliation of this non-GAAP financial measure, see slides 34-35. (2)Amounts are estimates as of December 31, 2020 10.6% 11.6% 11.0% 11.0% 8.9% • Capital levels remained strong but impacted by the Q4 2020 increase in deposits and corresponding increase in the size of the balance sheet. • Reduced TCE and Tier 1 Leverage Ratios. • Continued share repurchase program: • Repurchased 823,000 shares totaling $11.5 million at an average price of $13.98. • $7.3 million of the $25 million program remaining. Tier 1 Leverage Ratio(2) Highlights 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 11.0% 10.7% 9.9% 9.9% 8.9% 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020

atlanticcapitalbank.com Strong Historical Credit Quality Non-performing Assets / Total Assets Net Charge Offs / Total Average Loans (0.01%) 0.05% 0.11% 0.23% 0.02% 0.11% 0.11% 2014 2015 2016 2017 2018 2019 2020 0.12% 0.40% 0.13% 0.14% 0.20% 0.26% 0.27% 0.24% 0.20% 0.13% 13 Highlights Classified / Total Loans 1.40% 0.66% 1.68% 1.76% 2.10% 1.99% 2.24% 2.49% 2.97% 3.25% 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 3/31/20 6/30/20 9/30/20 12/31/20 • Overall credit quality remained solid with limited charge-offs and non-accruals. • Allowance for credit losses remains robust at 1.55% of loans (1.70% excluding PPP loans). • Net charge-offs totaled 0.11% for 2020. • Non-performing assets remain low at 0.13% of totals assets. • Criticized loans / total loans decreased from 8.1% as of 9/30/2020 to 7.9% as of 12/31/2020 • Classified loans increased due to COVID deferral-related moves from special mention. 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 3/31/20 6/30/20 9/30/20 12/31/20

atlanticcapitalbank.com Current Expected Credit Losses (CECL) Allowance for Credit Losses (ACL) Allowance for Loan Losses (ALL) 14 • Allowance for credit losses remains robust at 1.55% of loans (1.70% excluding PPP loans). • Lower ACL levels as a percentage of total loans offset by loan growth in Q4. ACL/Loans HFI excluding PPP(1) ACL/Loans HFI ALL/Loans HFI excluding PPP(1) ALL/Loans HFI $19,427 $27,734 $35,085 $34,765 $34,946 1.40% 1.43% 1.80% 1.78% 1.70% 1.40% 1.61% 1.59% 1.55% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 $18,535 $24,896 $31,605 $31,894 $31,818 0.99% 1.29% 1.62% 1.63% 1.55% 0.99% 1.45% 1.46% 1.41% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 1.43% 1.29% ACL ALL Dollars in thousands (1)For a reconciliation of this non-GAAP financial measure, see slides 34-35.

atlanticcapitalbank.com Borrower Assistance - Deferrals 15 Dollars in thousands Deferrals remain under 1%, with most of those SBA loans Loan Payment Deferrals Industry 6/30/2020 9/30/2020 12/31/2020 Restaurant $ 146,382 $ - $ 954 Real Estate Rental & Leasing 92,646 - - Retail 67,689 - - Hotel 65,546 - 9,654 Healthcare 44,419 7,449 - Other 98,322 95 5,584 Total $ 515,004 $ 7,544 $ 16,192 % of total loans 23.6% 0.3% 0.7% Active Deferrals • $10.4 million second or third deferrals (primarily hotel) • Remaining $5.8 million are SBA post-CARES Act subsidy first deferrals • No expired deferrals have moved to non-accrual • SBA deferral requests have slowed significantly as Economic Aid Act provides for CARES Act subsidy payments to resume in February

atlanticcapitalbank.com COVID-Sensitive Industries 16 Dollars in thousands Excludes PPP loans Industry 9/30/20 Balance % of total loans 12/31/20 Balance % of total loans % classified Hotels, net of SBA/USDA GTY $ 99,458 4.5% $ 95,523 4.2% 11.0% Non-essential retail 94,756 4.3% 94,981 4.2% 2.2% Full service restaurants 14,837 0.7% 14,211 0.6% 0.0% Total $ 209,051 9.6% $ 204,715 9.1% COVID-Sensitive Loan Categories Hotels • CRE segment average November occupancy 56% vs. August 48% • SBA segment average November occupancy 48% vs. August 47% Non-essential retail • Limited concerns - primarily national well-capitalized brands, anchored or rural retail CRE and new car dealerships Full service restaurants • 8% of total restaurants • $6 million national franchise brands • QSRs excluded - performing well with drive-thru and delivery, overall positive comps year-over-year

Appendix

atlanticcapitalbank.com Management Biographies 18 Douglas Williams President and Chief Executive Officer • President and CEO of Atlantic Capital since its inception • Former Managing Director and Head of Wachovia Corporation’s International Corporate Finance Group • Held numerous roles within Wachovia, including EVP and Head of the Global Corporate Banking Division; CRO for all corporate, institutional, and wholesale banking activities; EVP and Co-Head of Wachovia’s Capital Markets Division and EVP and Head of Wachovia’s US Corporate Banking Division • Former chairman of the Community Depository Institutions Advisory Council (CDIAC) of the Federal Reserve Bank of Atlanta and its representative to the CDIAC of the Federal Reserve Board of Governors • Serves on the Boards of the Metro Atlanta Chamber of Commerce and the Georgia Chamber of Commerce, is a Member of the Buckhead Coalition, and former member of YMCA of Metropolitan Atlanta and the High Museum of Art boards • President, Atlanta Division of Atlantic Capital since December 2019 • EVP, General Banking Division Executive of Atlantic Capital from 2017 through 2019 • CRO of Atlantic Capital from its inception through 2017 • Former Chief Credit Officer for Wachovia’s Capital Finance business • Former Head of Risk Management for all of Wachovia’s Capital Markets business • Serves on the Board of Trustees at Children’s Literature for Children • CFO of Atlantic Capital since NASDAQ listing in 2015 • Former CFO of Square 1 Financial, Inc. • Former EVP and CFO of Encore Bancshares, Inc. • Former SVP and Treasurer of Sterling Bancshares, Inc. • Chartered Financial Analyst • EVP and CRO of Atlantic Capital since October 2017 • Senior Risk Management Officer at Atlantic Capital from inception • Former Director in Wachovia’s Risk Management Division supporting Corporate, Investment Banking and Capital Markets groups • Former Client Management and Risk Management Officer in Wachovia’s middle market commercial group in North Carolina Gray Fleming Executive Vice President, Chief Risk Officer • President, Corporate Financial Services Division since December 2019 • EVP at Atlantic Capital from inception through December 2019 • Former Managing Director and Group Head for Wachovia Securities’ Continental European Group • Member of TWIN (The World Innovation Network – Chicago), Fiserv’s Commercial Payments Advisory Board and a former executive in residence at Juniata College in Pennsylvania Kurt Shreiner President, Corporate Financial Services Division Patrick Oakes, CFA Executive Vice President, Chief Financial Officer Rich Oglesby President, Atlanta Division

atlanticcapitalbank.com Atlantic Capital Our Company Atlanta’s Hometown Business Bank • EMERGING GROWTH and ENTREPRENEURIAL focus • HIGH-TOUCH, customized service delivery • Product BREADTH and DEPTH • Operating in the ATLANTA market • Expertise in PROCESSING BUSINESSES 19 “We needed bankers who could look beyond what they saw on paper and make a decision based on the underlying long-term fundamentals. In today’s environment, it takes a smaller, entrepreneurial bank to do that. This is what led us to Atlantic Capital.” ~ CEO of Atlanta-based business • Proven underwriting; superior credit quality • Core deposit strength • Strong capital • Capitalize on Atlanta market disruption • Expand treasury and processing businesses Fundamentally Sound Positioned for Growth TOTAL ASSETS $3.6 Billion

atlanticcapitalbank.com Atlanta’s Hometown Business Bank 20 Atlanta metro highlights: • #1 for economic growth potential (among large metro areas) • 14 Fortune 500 headquarters (ranked #3) • #1 world’s busiest airport • #4 metro area for largest increase in population (2017-2018) • #2 moving destination • 70% of all US payments are processed through Georgia Sources: Metro Atlanta Chamber, City Data, Penske and American Transaction Processors Coalition $200 $250 $300 $350 $400 2012 2013 2014 2015 2016 2017 2018 Atlanta MSA GDP Billions

atlanticcapitalbank.com Atlanta’s Hometown Business Bank 21 • Focusing efforts on core commercial and private banking relationships • Atlantic Capital Exchange (“ACE”) platforms provide distinctive treasury services • Two branches and one loan production office in Atlanta metro • Total of 26 bankers Atlanta Commercial and Private Banking Loans Atlanta Commercial and Private Banking Deposits Atlanta Market Highlights Atlanta Loan and Deposit Composition – 12/31/2020 Loans QTD Average Deposits Commercial & Private Banking 87% Commercial & Private Banking 58% Note: Commercial & Private Banking charts exclude real estate banking Real Estate Banking 41% $1,114 $1,286 Commercial & Private Banking 90% Real Estate Banking 10% Commercial & Private Banking 59% Dollars in millions Focused on commercial clients and individuals that value high touch relationships and expertise $466 $506 $585 $656 $663 3.72% 4.07% 4.72% 4.89% 3.78% 2016 2017 2018 2019 2020 Loans Yield on Loans $554 $654 $751 $815 $1,046 0.19% 0.21% 0.36% 0.62% 0.24% 2016 2017 2018 2019 2020 Average Deposits Cost of Deposits

atlanticcapitalbank.com Processing Businesses 22 • Atlanta-based bankers focused on processing business with payments and fintech companies • Recognized as a Top 40 ACH Bank in the US by NACHA, the Electronic Payments Association; originated $83 billion in payments in 2019 • Atlantic Capital Bank is part of Atlanta’s “Payments Alley” Average Deposits – Payments & Processing Businesses ($ in millions) ACH Items Originated (in millions) Highlights 18 22 28 44 63 2016 2017 2018 2019 2020 $1,972 $2,734 $3,215 $3,587 $4,871 2016 2017 2018 2019 2020 Service Charge Income ($ in thousands) $185 $240 $246 $342 $555 0.38% 0.46% 0.60% 0.75% 0.20% 2016 2017 2018 2019 2020 Deposits Cost of Deposits

atlanticcapitalbank.com Investment Portfolio Portfolio Yield Tax-exempt Municipal 41% Taxable Municipal 12% MBS 34% Agency CMO 7% Corporate 5% CDs 1% Sector Allocation at 12/31/2020 1.73% 2.25% 2.48% 2.69% 2.84% 2.95% 2.86% 2.71% 2016 2017 2018 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Municipal Bond Ratings 12/31/2020 AAA 43% AA+ 22% AA 30% AA- 4% Other 1% Portfolio Effective Duration 5.03 4.72 5.26 6.97 6.96 6.96 6.94 6.09 Extended portfolio duration to manage interest rate risk 23 12/31/16 12/31/17 12/31/18 12/31/19 3/31/20 6/30/20 9/30/20 12/31/20

atlanticcapitalbank.com Summary of Loan Portfolio Borrowers by State(2) Highlights C&I Concentrations(1) (2) CRE Concentrations by Property Type(1) GA $1,397MM, 70% FL $115MM, 6% TN $92MM, 5% NC $52MM, 3% SC $29MM, 1% Other $308MM, 15% (GA 79% excluding SBA and Franchise) (1) Commercial includes commercial and industrial, owner-occupied CRE; CRE includes non-owner occupied CRE, multifamily, construction (2) Excludes Trinet, PPP, and fintech partnership consumer loans 24 Retail $153MM, 22% Office $121MM, 17% Hotel $107MM, 16% Industrial $104MM, 15% Multi-family $101MM, 15% Specialty Housing $47MM, 7% Other $55MM, 8% Restaurants and food $176MM, 15% Retail $143MM, 13% Manufacturing $137MM, 12% Wholesale $93MM, 8% Administrative support $88MM, 8% Transportation $70MM, 6% Other $260MM, 23% Real estate lessors $43MM, 4% Other construction $38MM, 3% Finance and insurance $86MM, 8% • $2.2 billion in total loans as of 12/31/2020 • Includes $192MM of PPP loans • Commercial focused loan portfolio • 90% commercial and CRE(1) • Concentrated in the Southeast • Granular portfolio • 25 loans larger than $10 million outstanding

atlanticcapitalbank.com Loan Portfolio by Risk Rating 25 Dollars in thousands Pass Special Mention Substandard Doubtful Total Pass Special Mention Substandard Doubtful Total Commercial - commercial and industrial 859,328 $ 65,796 $ 27,672 $ 9 $ 952,805 $ 850,306 $ 62,779 $ 31,316 $ - $ 944,401 $ Commercial - commercial real estate 835,566 28,680 44,855 - 909,101 820,695 27,251 32,839 - 880,785 Commercial - construction and land 140,774 4,821 - - 145,595 122,545 17,291 - - 139,836 Residential - mortgages 30,621 2,847 315 - 33,783 26,827 2,316 317 - 29,460 Residential - home equity 24,717 726 - - 25,443 24,279 249 - - 24,528 Consumer 176,066 - - - 176,066 154,916 - - - 154,916 Other 12,324 1,117 456 - 13,897 19,673 2,648 456 - 22,777 Total 2,079,396 $ 103,987 $ 73,298 $ 9 $ 2,256,690 $ 2,019,241 $ 112,534 $ 64,928 $ - $ 2,196,703 $ Less net deferred fees and other unearned income (7,654) (8,668) Total loans held for investment 2,249,036 $ 2,188,035 $ Q4 2020 Q3 2020

atlanticcapitalbank.com Hotel Portfolio • $96 million outstanding net of SBA/USDA guaranteed portions • Weighted average original LTV 66% • Breakeven occupancy 45 – 60% • Average occupancy August – 48% (CRE 48%, SBA 47%) • Average occupancy November – 50% (CRE 56%, SBA 48%) • $26 million special mention, $10 million classified, $0 non- accrual Hotel Loans by State Hotel Portfolio Highlights Hotel Loans by Type Hotel Loans by Brand CRE $64MM, 55% SBA 504 $25MM, 21% SBA guaranteed $22MM, 19% SBA unguaranteed $7MM, 5% Hilton $38MM, 32% Marriott $33MM, 28% Hyatt $21MM, 18% InterContinental $14MM, 12% Other $12MM, 10% GA $39MM, 33% SC $15MM, 13% TN $52MM, 44% FL $6MM, 5% NC $5MM, 4% Other $1MM, 1% 26 Excludes PPP loans

atlanticcapitalbank.com Restaurant Portfolio Restaurant Loans by State Restaurant Portfolio Highlights Restaurant Loans by Concept Restaurant Loans by Type • $185 million outstanding • 92% QSR; Dunkin’ 46% of QSR • 97% of QSR locations did not close during shutdowns • 85% of QSRs have drive-thru or existing delivery model • QSR revenues have been ahead of 2019 since May • $24 million special mention, $4 million classified, $0 non- accrual GA $61MM, 33% FL $35MM, 19% NJ $16MM, 8% IL $13MM, 7% MD $9MM, 5% MO $9MM, 5% NY $6MM, 3% OR $5MM, 3% NC $5MM, 3% Other $26MM, 14% Dunkin’ $78MM, 42% Other QSR $93MM, 50% Full service $14MM, 8% SNC $9MM, 5% Franchise finance $150MM, 81% C&I $3MM, 2% CRE $10MM, 5% SBA $9MM, 5% TriNet $4MM, 2% 27 Excludes PPP loans

Retail Portfolio

Atlantic Capital

Retail Portfolio Highlights

- $95 million non-essential retail of $294 million total retail
  - $42 million large national retailers / strong brands with good liquidity
  - $26 million retail CRE not significantly impacted beyond temporary missed rent
  - $17 million new car dealers – all profitable
- $0 special mention, $3.0 million classified, $0.2 million non-accrual

Retail Loans by State



Other $59MM, 20%
GA $89MM, 31%
TN $12MM, 4%
NY $13MM, 4%
VA $14MM, 5%
FL $14MM, 5%
*CA $66MM, 22%
NC $27MM, 9%

*All of the CA exposure is related to TriNet.

Retail Loans by Industry ($ in millions)

Industry	TriNet	CRE	SNC	Franchise	SBA	C&I	Total	% of Retail Loans
Pharmacies and Drug Stores	$ 63	$ -	$ -	$ -	$ -	$ -	$ 63	22%
Automotive Parts and Accessories Stores	4	-	-	45	0	-	49	17%
Gasoline Stations with C Stores	-	32	10	-	3	-	45	15%
All Other General Merchandise Stores	30	-	-	-	-	-	30	10%
Lessors of Nonresidential Buildings (Retail CRE)	-	26	-	-	-	-	26	9%
New Car Dealers	-	15	-	-	-	2	17	6%
Sporting Goods Stores	-	-	9	-	0	0	9	3%
Family Clothing Stores	-	-	8	-	0	-	8	3%
Electronic Shopping and Mail-Order Houses	-	-	6	-	1	-	7	2%
Other (includes Hardware, Beer/Wine and Dialysis)	14	8	5	-	10	2	40	13%
Total	$ 112	$ 81	$ 38	$ 45	$ 14	$ 4	$ 294	
% of Retail Loans	38%	28%	13%	15%	5%	1%		100%

Excludes PPP loans

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atlanticcapitalbank.com Shared National Credit Portfolio SNC Portfolio Highlights SNC Portfolio by Industry • $199 million outstanding • Average commitment $11 million • 26% highly leveraged transactions (outstandings) • $15 million special mention, no classified, no non-accrual Other $22MM, 11% Aluminum extruded product mfg. $20MM, 10% Air cargo $16MM 8% Financial transaction processing $13MM, 7% Commercial printing $10MM, 5% Landscaping services $10MM, 5% General medical and surgical hospitals $10MM, 5% Ready-mix concrete manufacturing $10MM, 5% Gasoline stations with C stores $9MM, 5% Sporting goods stores $9MM, 4% Limited service restaurants $9MM, 4% Cut and sew apparel contractors $8MM, 4% FBO real estate leasing and services $6MM, 3% Continuing care retirement services $10MM, 5% SNC Loans by State GA $59MM, 30% FL $34MM, 17% TN $25MM, 12% NC $18MM, 9% MO $18MM, 9% AZ $13MM, 7% DE $13MM, 7% PA $10MM 5% TX $6MM, 3% AL $3MM, 2% Electronic shopping and mail-in order houses $6MM, 3% Crushed and broken limestone mining and quarrying $6MM, 3% Electronic computer manufacturing $6MM, 3% Paint/varnish supplies merchant wholesalers $6MM, 3% Professional employer organizations $13MM, 7% 29

atlanticcapitalbank.com Balance Sheet 30 (in thousands, except share data) Dec. 31, Sept. 30, December 31, 2020 2020 2019 ASSETS Cash and due from banks $ 16,865 $ 22,715 $ 45,249 Interest-bearing deposits in banks 636,537 91,243 421,079 Cash and cash equivalents 653,402 113,958 466,328 Investment securities available for sale 335,423 260,884 282,461 Investment securities held to maturity, net of allowance for credit losses of $14 and $15 at December 31, 2020 and September 30, 2020 and June 30, 2020, respectively 200,156 185,822 116,972 Other investments 25,892 26,315 27,556 Loans held for sale – 859 370 Loans held for investment 2,249,036 2,188,035 1,873,524 Less: Allowance for credit losses (31,818) (31,894) (18,535) Loans held for investment, net 2,217,218 2,156,141 1,854,989 Premises and equipment, net 21,589 22,558 22,536 Bank owned life insurance 72,856 67,489 66,421 Goodwill 19,925 19,925 19,925 Other intangibles, net 2,731 2,685 3,027 Other real estate owned 16 563 278 Other assets 66,409 66,778 49,516 Total assets $ 3,615,617 $ 2,923,977 $ 2,910,379 LIABILITIES AND SHAREHOLDERS' EQUITY Deposits: Noninterest-bearing demand $ 1,033,765 $ 843,656 $ 824,646 Interest-bearing checking 760,638 387,858 373,727 Savings 625 568 1,219 Money market 1,030,753 945,834 1,173,218 Time 241,328 196,343 44,389 Brokered deposits 94,399 94,463 81,847 Total deposits 3,161,508 2,468,722 2,499,046 Long-term debt 73,807 73,814 49,873 Other liabilities 41,716 41,132 34,965 Total liabilities 3,277,031 2,583,668 2,583,884 SHAREHOLDERS' EQUITY Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and outstanding as of December 31, 2020, September 30, 2020, and December 31, 2019 – – – Common stock, no par value; 100,000,000 shares authorized; 20,394,912, 21,202,783, 21,751,026, shares issued and outstanding as of December 31, 2020, September 30, 2020 and December 31, 2019, respectively 209,942 220,643 230,265 Retained earnings 114,137 104,188 91,669 Accumulated other comprehensive income 14,507 15,478 4,561 Total shareholders’ equity 338,586 340,309 326,495 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY $ 3,615,617 $ 2,923,977 $ 2,910,379

Period End Loans

Atlantic Capital

(dollars in thousands)	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	Linked Quarter Change	Year Over Year Change
Loans held for sale							
Loans held for sale	$ -	$ 859	$ 1,153	$ -	$ 370	$ (859)	$ (370)
Loans held for sale - discontinued operations	-	-	-	-	-	-	-
Total loans held for sale	$ -	$ 859	$ 1,153	$ -	$ 370	$ (859)	$ (370)
Loans held for investment							
Commercial loans:							
Commercial and industrial	$ 760,645	$ 712,567	$ 739,769	$ 760,062	$ 705,115	$ 48,078	$ 55,530
PPP loans	192,160	231,834	234,049	-	-	(39,674)	192,160
Commercial real estate:							
Multifamily	66,262	58,336	58,909	73,654	98,378	7,926	(32,116)
Owner occupied	373,689	364,170	366,847	359,026	357,912	9,519	15,777
Investment	469,150	458,279	474,565	477,451	460,038	10,871	9,112
Construction and land:							
1-4 family residential construction	1,171	-	11	2,706	4,009	1,171	(2,838)
Other construction, development, and land	144,424	139,836	128,980	124,116	123,531	4,588	20,893
Mortgage warehouse loans	-	-	-	-	13,941	-	(13,941)
Total commercial loans	2,007,501	1,965,022	2,003,130	1,797,015	1,762,924	42,479	244,577
Residential:							
Residential mortgages	33,783	29,460	32,327	31,761	31,315	4,323	2,468
Home equity	25,443	24,528	23,689	23,479	25,002	915	441
Total residential loans	59,226	53,988	56,016	55,240	56,317	5,238	2,909
Consumer	176,066	154,916	113,149	58,164	37,765	21,150	138,301
Other	13,897	22,777	22,160	25,488	19,552	(8,880)	(5,655)
	2,256,690	2,196,703	2,194,455	1,935,907	1,876,558	59,987	380,132
Less net deferred fees and other unearned income	(7,654)	(8,668)	(9,761)	(2,998)	(3,034)	1,014	(4,620)
Total loans held for investment	$ 2,249,036	$ 2,188,035	$ 2,184,694	$ 1,932,909	$ 1,873,524	$ 61,001	$ 375,512
Total loans	$ 2,249,036	$ 2,188,894	$ 2,185,847	$ 1,932,909	$ 1,873,894	$ 60,142	$ 375,142
Total unfunded commitments	$ 813,757	$ 764,247	$ 749,321	$ 689,620	$ 743,958	$ 49,510	$ 69,799

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Deposits:
Period End and Average

Atlantic Capital

Period End Deposits (dollars in thousands)	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	Linked Quarter Change	Year Over Year Change
DDA	$ 1,033,765	$ 843,656	$ 883,662	$ 712,919	$ 824,646	$ 190,109	$ 209,119
NOW	760,638	387,858	449,737	368,463	373,727	372,780	386,911
Savings	625	568	583	567	1,219	57	(594)
Money market	1,030,753	945,834	879,863	982,109	1,173,218	84,919	(142,465)
Time	241,328	196,343	131,353	66,793	44,389	44,985	196,939
Brokered	94,399	94,463	62,433	94,268	81,847	(64)	12,552
Total deposits	$ 3,161,508	$ 2,468,722	$ 2,407,631	$ 2,225,119	$ 2,499,046	$ 692,786	$ 662,462

Average Deposits	2020				2019	Linked	
(dollars in thousands)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Quarter Change	Q4 2020 vs Q4 2019
DDA	$ 977,009	$ 854,715	$ 815,299	$ 713,001	$ 718,298	$ 122,294	$ 258,711
NOW	558,967	440,734	462,051	382,178	320,637	118,233	238,330
Savings	614	586	574	650	1,098	28	(484)
Money market	1,026,347	942,062	952,444	1,010,713	1,006,449	84,285	19,898
Time	221,792	166,019	96,362	55,775	37,388	55,773	184,404
Brokered	89,673	68,102	83,228	92,188	62,757	21,571	26,916
Total deposits	$ 2,874,402	$ 2,472,218	$ 2,409,958	$ 2,254,505	$ 2,146,627	$ 402,184	$ 727,775
Noninterest bearing deposits as a percentage of average deposits	34.0%	34.6%	33.8%	31.6%	33.5%		
Cost of interest-bearing deposits	0.25%	0.28%	0.33%	1.09%	1.36%		
Cost of deposits	0.16%	0.19%	0.22%	0.75%	0.90%		

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Income Statements

Atlantic Capital

(in thousands except share and per share data)	Three months ended December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Total interest income	$ 24,943	$ 24,233	$ 23,797	$ 26,023	$ 26,532
Total interest expense	2,299	2,515	2,166	5,043	5,965
NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES	22,644	21,718	21,631	20,980	20,567
Provision for credit losses	481	28	8,863	8,074	787
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	22,163	21,690	12,768	12,906	19,780
NONINTEREST INCOME					
Service charges	1,341	1,217	1,081	1,232	998
Gains (losses) on sale of securities	(23)	–	–	–	–
Gains (losses) on sale of other assets	(6)	(145)	–	5	–
Derivatives income (loss)	11	10	(10)	246	315
Bank owned life insurance	368	363	367	362	375
SBA lending activities	1,015	893	782	414	846
Other noninterest income	310	166	123	163	145
Total noninterest income	3,016	2,504	2,343	2,422	2,679
NONINTEREST EXPENSE					
Salaries and employee benefits	8,437	8,850	8,466	8,476	8,500
Occupancy	767	739	883	794	838
Equipment and software	969	826	763	779	769
Professional services	686	562	792	705	577
Communications and data processing	789	757	670	897	1,066
Marketing and business development	144	141	79	153	143
Travel, meals and entertainment	14	39	34	140	175
FDIC premiums	241	213	175	–	–
Other noninterest expense	1,117	1,586	1,042	933	1,314
Total noninterest expense	13,164	13,713	12,904	12,877	13,382
INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES	12,015	10,481	2,207	2,451	9,077
Provision for income taxes	2,065	1,863	358	327	1,937
NET INCOME FROM CONTINUING OPERATIONS	9,950	8,618	1,849	2,124	7,140
DISCONTINUED OPERATIONS					
Income (loss) from discontinued operations	$ –	$ –	$ –	$ –	$ –
Provision (benefit) for income taxes	–	–	–	–	–
Net income (loss) from discontinued operations	–	–	–	–	–
NET INCOME	$ 9,950	$ 8,618	$ 1,849	$ 2,124	$ 7,140
Net Income (Loss) per Common Share - Basic					
Net income per common share - continuing operations	$ 0.48	$ 0.40	$ 0.09	$ 0.10	$ 0.33
Net income (loss) per common share - discontinued operations	–	–	–	–	–
Net Income per Common Share - Basic	0.48	0.40	0.09	0.10	0.33
Net Income (Loss) per Common Share - Diluted					
Net income per common share - continuing operations	$ 0.48	$ 0.40	$ 0.09	$ 0.10	$ 0.32
Net income (loss) per common share - discontinued operations	–	–	–	–	–
Net Income per Common Share - Diluted	0.48	0.40	0.09	0.10	0.32
Weighted average shares - basic	20,711,089	21,500,735	21,472,462	21,689,038	21,876,487
Weighted average shares - diluted	20,795,332	21,543,805	21,535,040	21,842,175	22,053,907

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Non-GAAP Financial Measures

Atlantic Capital

(in thousands, except share and per share data)	2020 Fourth Quarter	2020 Third Quarter	2020 Second Quarter	2020 First Quarter	2019 Fourth Quarter	For the year ended December 31, 2020	For the year ended December 31, 2019
Taxable equivalent net interest income reconciliation - continuing operations							
Net interest income - GAAP	$ 22,644	$ 21,718	$ 21,631	$ 20,980	$ 20,567	$ 86,973	$ 80,864
Taxable equivalent adjustment	345	345	354	223	167	1,478	459
Net interest income - taxable equivalent - continuing operations	$ 22,989	$ 22,063	$ 21,985	$ 21,203	$ 20,734	$ 88,451	$ 81,323
Taxable equivalent net interest margin reconciliation - continuing operations							
Net interest margin - GAAP - continuing operations	2.86%	3.09%	3.17%	3.38%	3.35%	3.11%	3.52%
Impact of taxable equivalent adjustment	0.05%	0.05%	0.06%	0.03%	0.03%	0.05%	0.06%
Net interest margin - taxable equivalent - continuing operations	2.91%	3.14%	3.23%	3.41%	3.38%	3.16%	3.58%
Tangible book value per common share reconciliation							
Total shareholders' equity	$ 338,586	$ 340,309	$ 335,980	$ 332,300	$ 326,495	$ 338,586	$ 326,495
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible common equity	$ 318,661	$ 320,384	$ 316,055	$ 312,375	$ 306,570	$ 318,661	$ 306,570
Common shares outstanding	20,394,912	21,202,783	21,477,631	21,479,986	21,751,026	20,394,912	21,751,026
Book value per common share - GAAP	$ 16.60	$ 16.05	$ 15.64	$ 15.47	$ 15.01	$ 16.60	$ 15.01
Tangible book value	15.62	15.11	14.72	14.54	14.09	15.62	14.09
Tangible common equity to tangible assets reconciliation							
Total shareholders' equity	$ 338,586	$ 340,309	$ 335,981	$ 332,300	$ 326,495	$ 338,586	$ 326,495
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible common equity	$ 318,661	$ 320,384	$ 316,056	$ 312,375	$ 306,570	$ 318,661	$ 306,570
Total assets	$ 3,615,617	$ 2,923,977	$ 2,890,622	$ 2,719,658	$ 2,910,379	$ 3,615,617	$ 2,910,379
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible assets	$ 3,595,692	$ 2,904,052	$ 2,870,697	$ 2,699,733	$ 2,890,454	$ 3,595,692	$ 2,890,454
Tangible common equity to tangible assets	8.86%	11.03%	11.01%	11.57%	10.61%	8.86%	10.61%
PPP loans	$ 192,160	$ 231,834	$ 234,049	$ -	$ -	$ 192,160	$ -
Total tangible assets excl PPP loans	$ 3,403,532	$ 2,672,218	$ 2,636,648	$ 2,699,733	$ 2,890,454	$ 3,403,532	$ 2,890,454
Tangible common equity to tangible assets excl PPP loans	9.36%	11.99%	11.99%	11.57%	10.61%	9.36%	10.61%
Pre-provision net revenue (PPNR) reconciliation							
Net interest income - GAAP	$ 22,644	$ 21,718	$ 21,631	$ 20,980	$ 20,567	$ 86,973	$ 80,864
Taxable equivalent adjustment	345	345	354	223	167	1,478	459
Noninterest income	3,016	2,504	2,343	2,422	2,679	10,285	10,725
Noninterest expense	(13,164)	(13,713)	(12,904)	(12,877)	(13,382)	(52,659)	(53,108)
Pre-provision net revenue	$ 12,841	$ 10,854	$ 11,424	$ 10,748	$ 10,031	$ 46,077	$ 38,940

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Non-GAAP Financial Measures

Atlantic Capital

(in thousands, except share and per share data)	2020				2019	For the year ended December 31,	
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	2020	2019
Allowance for credit losses to loans held for investment reconciliation							
Total loans held for investment	$ 2,249,036	$ 2,188,035	$ 2,184,694	$ 1,932,909	$ 1,873,524	$ 2,249,036	$ 1,873,524
PPP Loans	(192,160)	(231,834)	(234,049)	-	-	(192,160)	-
Total loans held for investment excluding PPP	$ 2,056,876	$ 1,956,201	$ 1,950,645	$ 1,932,909	$ 1,873,524	$ 2,056,876	$ 1,873,524
Allowance for credit losses to loans held for investment	1.55%	1.59%	1.61%	1.43%	1.04%	1.55%	1.04%
Allowance for credit losses to loans held for investment excluding PPP loans	1.70%	1.78%	1.80%	1.43%	1.04%	1.70%	1.04%
Allowance for loan losses to loans held for investment reconciliation							
Total loans held for investment	$ 2,249,036	$ 2,188,035	$ 2,184,694	$ 1,932,909	$ 1,873,524	$ 2,249,036	$ 1,835,673
PPP Loans	(192,160)	(231,834)	(234,049)	-	-	(192,160)	-
Total loans held for investment excluding PPP	$ 2,056,876	$ 1,956,201	$ 1,950,645	$ 1,932,909	$ 1,873,524	$ 2,056,876	$ 1,835,673
Allowance for loan losses to loans held for investment	1.41%	1.46%	1.45%	1.29%	0.99%	1.41%	0.98%
Allowance for loan losses to loans held for investment excluding PPP loans	1.55%	1.63%	1.62%	1.29%	0.99%	1.55%	0.98%

(in thousands)	For the Years Ended December 31,				
	2020	2019	2018	2017	2016
Net interest income reconciliation					
Net interest income - GAAP	$ 86,973	$ 80,864	$ 76,247	$ 62,832	$ 53,719
Taxable equivalent adjustment	1,478	459	395	906	484
Net interest income - taxable equivalent	$ 88,451	$ 81,323	$ 76,642	$ 63,738	$ 54,203
Taxable equivalent net interest margin reconciliation					
Net interest margin - GAAP - continuing operations	3.11%	3.52%	3.48%	3.03%	2.74%
Impact of taxable equivalent adjustment	0.05%	0.06%	0.02%	0.04%	0.02%
Net interest margin - taxable equivalent	3.16%	3.58%	3.50%	3.07%	2.76%

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